Accounts and Bills Receivable, net - Allowance For Doubtful Accounts (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Accounts and Bills Receivable, net
Balance at beginning of year	$ 265	¥ 1,847	¥ 2,467	¥ 3,213
Bad debt (recovery) expense	(145)	(1,014)	(620)	(746)
Write-offs	0	0	0	0
Balance at end of year	$ 120	¥ 833	¥ 1,847	¥ 2,467